UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 15, 2013

GREEN AUTOMOTIVE COMPANY

(Exact name of registrant as specified in its charter)

Nevada	000-54049	22-3680581
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23 Corporate Place, Suite 150

Newport Beach, California 92660

(Address of principal executive offices)  (zip code)

(877) 449-8842

(Registrant’s telephone number, including area code)

Matter of Time I Co.

23 Corporate Place, Suite 150

Newport Beach, California 92660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On or about June 15, 2013, our management determined that our financial statements for the period ended December 31, 2012, included in our Annual Report on Form 10-K filed with the Commission on May 20, 2013, were materially incorrect and should not be relied upon.  These financial statements were determined to be incorrect because they improperly applied the convertibility terms of our Series A Convertible Preferred Stock.

We restated our financial statements for the period ended December 31, 2012 in an amended Annual Report on Form 10-K/A filed with the Commission on July 10, 2013 in order to correctly account for the convertibility terms of our Series A Convertible Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 12, 2013	Green Automotive Company
a Nevada corporation

/s/ Ian Hobday
By: Ian Hobday
Its: Chief Executive Officer

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